UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 18, 2016

TRIBUNE PUBLISHING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36230	38-3919441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

435 North Michigan Avenue

Chicago, Illinois 60611

(Address of Principal Executive Offices) (Zip Code)

312-222-9100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On March 18, 2016, the United States District Court for the Central District of California, on application from the United States Department of Justice, Antitrust Division, issued an order temporarily precluding Tribune Publishing Company (the “Company”) from acquiring the assets of Freedom Communications, Inc., which owns the Orange County Register and the Riverside Press-Enterprise.  The Company, through one of its subsidiaries, was the winning bidder for Freedom Communications’ assets at a bankruptcy auction held on March 16, 2016.  The bankruptcy court’s hearing to consider approval of the acquisition is scheduled for March 21, 2016.  In light of the District Court’s order, Freedom Communications has selected another entity to acquire substantially all of its assets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: March 21, 2016	By:	/s/ Julie K. Xanders
	Name:	Julie K. Xanders
	Title:	Executive Vice President, General Counsel & Secretary